UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2021 (February 4, 2021)

ClearPoint Neuro, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34822	58-2394628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5 Musick

Irvine, CA 92618

(Address of principal executive offices, zip code)

(949) 900-6833

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CLPT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       Resignation of Director for Any Reason Other than Disagreement with the Company.

On February 4, 2021, Kimble L. Jenkins notified ClearPoint Neuro, Inc. (the “Company”), of his decision to retire from, and resign as Chairman and a member of, the Company’s Board of Directors (the “Board”), effective immediately. On February 4, 2021, the Board accepted Mr. Jenkin’s resignation. In connection therewith and effective immediately, the size of the Board was decreased from eight to seven members. Further, R. John Fletcher will now serve as the Chairman of the Board. Mr. Jenkins elected to step down from the Board voluntarily to focus on commitments associated with his role as the Chief Executive Officer of OrthoSouth, P.C. Accordingly, Mr. Jenkins' resignation was not the result of any disagreement with management, the Company or its operations, policies or practices.

In recognition of the contributions made by Mr. Jenkins as a director of the Company, the Board’s Compensation Committee accelerated the vesting of an option to purchase 15,000 shares awarded to Mr. Jenkins on June 3, 2020 under the Company’s Third Amended and Restated 2013 Incentive Compensation Plan. In addition, the Compensation Committee also extended the option exercise period for all of Mr. Jenkins’ outstanding options such that the option exercise period is coterminous with the term of the option award.

As a result of Mr. Jenkins’ resignation, the Board has reduced the size of the Board from eight members to seven members, effective immediately.

Item 7.01.	Regulation FD Disclosure.

On February 5, 2021, the Company issued a press release announcing the changes to the Board, as described under Item 5.02 above. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company, dated February 5, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2021	CLEARPOINT NEURO, INC.

	By:	/s/ Joseph M. Burnett
Joseph M. Burnett
Chief Executive Officer and President